UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2006

                                    NIC INC.
             (Exact name of registrant as specified in its charter)


            Colorado                       000-26621            52-2077581
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  (State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation or organization)         File Number)       Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2006, NIC Inc. issued a press release announcing 2006 first quarter earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

ITEM 7.01   REGULATION FD DISCLOSURE

On April 27, 2006, NIC Inc. issued a press release announcing 2006 first quarter earnings information. A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.

NIC will host a conference call, which will also be available by webcast, to discuss the 2006 first quarter earnings information at 9:00 a.m., EDT, on April 27, 2006.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated April 27, 2006, announcing 2006 first quarter earnings information, furnished solely for purposes of incorporation by reference to Items 2.02 and 7.01 herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NIC Inc.

Date: April 27, 2006                       /s/ Stephen M. Kovzan
                                           ---------------------
                                           Stephen M. Kovzan
                                           Vice President, Financial Operations
                                           Chief Accounting Officer


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